UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07742

Exact name of registrant as specified in charter:	Voyageur Mutual Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Minnesota High-Yield Municipal Bond Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 98.19%
Corporate-Backed Revenue Bonds – 7.04%
Cloquet Pollution Control Revenue Refunding (Potlatch Project) 5.90% 10/1/26	$2,700,000	$2,706,939
Laurentian Energy Authority I Cogeneration Revenue Series A 5.00% 12/1/21	1,750,000	1,833,423
Minnesota Tobacco Securitization Authority (Tobacco Settlement Revenue) Refunding
Series B 5.25% 3/1/31	4,000,000	4,463,479
Sartell Environmental Improvement Revenue Refunding (International Paper) Series A
5.20% 6/1/27	1,750,000	1,789,043
		10,792,884
Education Revenue Bonds – 9.90%
Baytown Township Lease Revenue (St. Croix Preparatory Academy) Series A 7.00% 8/1/38	500,000	525,665
Duluth Housing & Redevelopment Authority Lease Revenue (Public School Academy)
Series A 5.875% 11/1/40	1,000,000	1,018,200
Minnesota Higher Education Facilities Authority Revenue
(Augsburg College)
Series 6-C 5.00% 5/1/23	700,000	717,906
Series 6-J1 5.00% 5/1/36	1,000,000	1,013,350
(Bethel University) Series 6-R 5.50% 5/1/37	1,500,000	1,553,400
(Macalester College) Series 6-P 4.25% 3/1/32	1,000,000	1,033,180
(St. John's University) Series 6-U 4.75% 10/1/33	825,000	891,611
(St. Olaf) Series 6-O
4.50% 10/1/32	1,000,000	1,031,510
5.00% 10/1/22	1,000,000	1,107,240
(State Scholastic College) Series H 5.125% 12/1/40	750,000	794,933
(University of St. Thomas)
Series 6-I 5.00% 4/1/23	1,500,000	1,638,794
Series 7-A 5.00% 10/1/39	1,000,000	1,104,060
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Nova Classical Academy) Series A 6.625% 9/1/42	1,500,000	1,605,405
University of Minnesota Series A 5.125% 4/1/34	1,000,000	1,142,180
		15,177,434
Electric Revenue Bonds – 5.79%
Chaska Electric Revenue Refunding (Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,078,010
Minnesota Municipal Power Agency Electric Revenue Series A 5.00% 10/1/34	2,750,000	2,960,430
Northern Municipal Power Agency Electric System Revenue Refunding
Series A 5.00% 1/1/18 (ASSURED GTY)	1,000,000	1,192,980
Puerto Rico Electric Power Authority Revenue Series XX 5.25% 7/1/40	1,665,000	1,712,952
Southern Minnesota Municipal Power Agency Supply System Revenue Series A 5.25% 1/1/16 (AMBAC)	500,000	577,000
Western Minnesota Municipal Power Agency Supply Revenue Series A 5.00% 1/1/30 (NATL-RE)	1,335,000	1,348,937
		8,870,309
Healthcare Revenue Bonds – 38.89%
Aitkin Health Care Facilities Revenue Refunding (Riverwood Health Care Center) 5.50% 2/1/24	700,000	719,089
Anoka Health Care Facilities Revenue (Homestead Anoka Project) Series A 7.00% 11/1/46	1,650,000	1,725,966
Anoka Housing & Redevelopment Authority Revenue Series A 6.875% 5/1/40	1,000,000	1,072,650
Apple Valley Economic Development Authority Health Care Revenue (Augustanna Home St. Paul Project)
Series A 5.80% 1/1/30	1,000,000	1,019,660
Breckenridge Catholic Health Initiatives Series A 5.00% 5/1/30	2,000,000	2,065,420
Detroit Lakes Housing & Health Facilities Revenue Refunding (Mankato Lutheran Homes)
Series D 5.50% 8/1/21	500,000	500,360
Glencoe Health Care Facilities Revenue (Glencoe Regional Health Services Project)
5.00% 4/1/20	1,100,000	1,126,433
5.00% 4/1/31	1,965,000	1,992,490

Mahtomedi Senior Housing Revenue Refunding (St. Andrews Village Project) 5.75% 12/1/40	1,000,000	1,007,550
Maple Grove Health Care System Revenue (Maple Grove Hospital)
5.25% 5/1/28	2,200,000	2,308,042
5.25% 5/1/37	1,000,000	1,036,500
Minneapolis Health Care System Revenue (Fairview Health Services)
Series A 6.625% 11/15/28	1,900,000	2,267,631
Series B 6.50% 11/15/38 (ASSURED GTY)	250,000	297,208
Series D 5.00% 11/15/34 (AMBAC)	3,000,000	3,087,570
Minneapolis-St. Paul Housing & Redevelopment Authority (Health Partners Obligation Group Project)
6.00% 12/1/17	525,000	554,857
Minnesota Agricultural & Economic Development Board Revenue (Benedictine Health Systems)
5.75% 2/1/29	1,000,000	1,000,060
Moorhead Economic Development Authority Multifamily Housing Revenue Refunding
(Eventide Lutheran Home Project) Series A 5.15% 6/1/29	550,000	527,687
Northfield Hospital Revenue 5.375% 11/1/31	1,000,000	1,039,730
Oak Park Heights Housing Revenue (Oakgreen Commons Project) 7.00% 8/1/45	1,500,000	1,608,555
Owatonna Senior Housing Revenue (Senior Living Project) Series A
5.80% 10/1/29	400,000	410,164
6.00% 4/1/41	1,250,000	1,272,088
Rochester Health Care & Housing Revenue (Samaritan Bethany) Refunding Series A
6.875% 12/1/29	1,000,000	1,092,430
7.375% 12/1/41	375,000	414,540
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	3,750,000	3,779,100
Sartell Health Care Facilities Revenue (Country Manor Campus) Series A 6.25% 9/1/36	925,000	983,432
Shakopee Health Care Facilities Revenue (St. Francis Regional Medical Center) 5.25% 9/1/34	1,000,000	1,017,630
St. Cloud Health Care Revenue (Centracare Health System Project)
5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,647,270
Series A 5.125% 5/1/30	2,125,000	2,322,710
St. Louis Park Health Care Facilities Revenue (Park Nicollet Health Services)
Refunding 5.75% 7/1/39	3,830,000	4,250,955
Series C 5.50% 7/1/23	1,000,000	1,120,920
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Health Partners Obligation Group Project) 5.25% 5/15/36	1,000,000	1,031,790
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	809,085
St. Paul Housing & Redevelopment Authority Health Care Revenue (Allina Health
System) Series A 5.00% 11/15/18 (NATL-RE)	1,900,000	2,248,289
St. Paul Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/25	1,000,000	1,043,910
6.00% 11/15/30	1,000,000	1,039,060
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue Refunding
(Marion Center Project) Series A 5.375% 5/1/43	1,000,000	928,640
Stillwater Health Care Revenue (Health System Obligation Group)
5.00% 6/1/25	2,000,000	2,067,100
5.00% 6/1/35	1,000,000	1,021,340
@Twin Valley Congregate Housing Revenue (Living Options Project) 5.95% 11/1/28	1,825,000	1,789,157
Washington County Housing & Redevelopment Authority Healthcare & Housing
Revenue (Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,000,000	1,000,860
Wayzata Senior Housing Revenue (Folkestone Senior Living Community) Series A
5.50% 11/1/32	260,000	260,348
5.75% 11/1/39	590,000	597,764
6.00% 5/1/47	920,000	942,264
Winona Health Care Facilities Revenue Refunding (Winona Health Obligation Group) 5.15% 7/1/31	1,500,000	1,548,000
		59,596,304
Housing Revenue Bonds – 9.97%
Chaska Multifamily Housing Revenue (West Suburban Housing Partners Project) 5.875% 3/1/31 (AMT)	1,000,000	901,700
Minneapolis Multifamily Housing Revenue
(Grant Street Apartments Project) Refunding Series A 7.25% 11/1/29	2,025,000	2,027,471
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	1,090,000	1,090,218
(Trinity Apartments) Series A 6.75% 5/1/21 (HUD)	510,000	510,617

Minneapolis-St. Paul Housing Finance Board Single Family Mortgage (City Living Project)
Series A-2 5.00% 12/1/38 (GNMA) (FNMA) (AMT)	516,054	529,084
Minnesota Housing Finance Agency
(Rental Housing)
Series A 4.875% 8/1/24 (AMT)	585,000	592,073
Series A-1 5.00% 8/1/40 (AMT)	2,265,000	2,305,634
(Residential Housing)
Series G 5.00% 7/1/36 (AMT)	870,000	888,261
Series I 4.85% 7/1/38 (AMT)	1,040,000	1,059,032
Series L 5.10% 7/1/38 (AMT)	1,365,000	1,405,650
Series M 4.875% 7/1/37 (AMT)	2,495,000	2,541,681
(Single Family Mortgage) Series E 6.25% 1/1/23 (AMT)	5,000	5,000
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue (Shelby Grotto Housing Project)
5.50% 9/20/44 (GNMA) (FHA) (AMT)	750,000	760,523
Stillwater Multifamily Housing Revenue (Orleans Homes Project) 5.50% 2/1/42 (AMT)	750,000	662,535
		15,279,479
Lease Revenue Bonds – 2.66%
St. Paul Port Authority Lease Revenue (Robert Street Office Building Project) Series 3-11 5.00% 12/1/27	1,000,000	1,040,190
University of Minnesota Special Purpose Revenue (State Supported Stadium Debt) 5.00% 8/1/29	2,660,000	3,037,055
		4,077,245
Local General Obligation Bonds – 10.15%
Chaska Independent School District #112 Series A 4.50% 2/1/28 (NATL-RE)	1,000,000	1,073,170
Farmington Independent School District #192 Series B 5.00% 2/1/27 (AGM)	1,000,000	1,090,170
Foley Independent School District #51 (School Building) Refunding Series A 5.00% 2/1/21	1,105,000	1,248,705
Hopkins Independent School District #270 Facilities 5.00% 2/1/26 (NATL-RE)	1,055,000	1,147,534
Lakeville Independent School District #194 Series A 4.75% 2/1/22 (AGM)	1,000,000	1,024,620
Metropolitan Council Minneapolis-St. Paul Metropolitan Area Waste Water Treatment
Series B 5.00% 12/1/21	500,000	552,270
Series C 5.00% 3/1/28	1,000,000	1,108,790
Minneapolis Various Purposes 4.00% 12/1/23	1,500,000	1,625,265
Moorhead Improvement Series B 5.00% 2/1/33 (NATL-RE)	750,000	789,263
South Washington County Independent School District #833 Series A 4.75% 2/1/27	1,500,000	1,662,510
Todd Morrison Cass & Wadena Counties United Hospital District (Health Care Facilities-Lakewood)
5.00% 12/1/21	610,000	651,126
5.125% 12/1/24	205,000	216,966
5.25% 12/1/26	1,540,000	1,625,747
White Bear Lake Independent School District #624 (Alternative Facilities) Series B 4.75% 2/1/22	1,500,000	1,736,835
		15,552,971
§Pre-Refunded Bonds – 2.44%
Andover Economic Development Authority Public Facilities Lease Revenue (Andover Community Center)
5.20% 2/1/34-14	1,000,000	1,066,790
Bemidji Health Care Facilities First Mortgage Revenue (North Country Health Services)
Refunding 5.00% 9/1/20-16	1,150,000	1,349,203
Minnesota State 5.00% 8/1/21-13 (AGM)	1,250,000	1,319,238
		3,735,231
Special Tax Revenue Bonds – 8.56%
Hennepin County Sales Tax Revenue
(First Lien - Ball Park Project) Series B 5.00% 12/15/24	1,000,000	1,189,100
(Second Lien - Ballpark Project) Series B
5.00% 12/15/20	1,500,000	1,773,135
5.00% 12/15/24	1,000,000	1,155,130
Minneapolis Supported Development Revenue (Limited Tax-Common Bond Fund)
Series 2A 5.00% 6/1/28 (AMT)	1,170,000	1,209,160
Minneapolis Tax Increment Revenue
@(Ivy Tower Project) 5.70% 2/1/29	785,000	697,449
(St. Anthony Falls Project) 5.65% 2/1/27	500,000	500,980
Minnesota 911 Revenue (Public Safety Radio Commission System Project)
5.00% 6/1/24 (ASSURED GTY)	1,000,000	1,169,380
Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue First Subordinate Series A
5.00% 8/1/46	1,750,000	1,864,012
5.75% 8/1/37	790,000	877,698

St. Paul Port Authority (Brownsfields Redevelopment Tax) Series 2 5.00% 3/1/37	1,500,000	1,641,360
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note)
Series A 5.25% 10/1/24	1,000,000	1,041,620
		13,119,024
State General Obligation Bond – 0.81%
Minnesota Series A 5.00% 10/1/24	1,000,000	1,246,520
		1,246,520
Transportation Revenue Bonds – 1.55%
Minneapolis - St. Paul Metropolitan Airports Commission Revenue Series A
5.00% 1/1/15 (AMT)	1,000,000	1,104,320
5.00% 1/1/28 (NATL-RE)	1,260,000	1,270,886
		2,375,206
Water & Sewer Revenue Bonds – 0.43%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Senior Lien Series A
5.25% 7/1/42	260,000	261,911
6.00% 7/1/47	365,000	394,364
		656,275
Total Municipal Bonds (cost $142,008,243)		150,478,882

	Number of
	Shares
Short-Term Investments – 0.36%
Money Market Instrument – 0.03%
Minnesota Municipal Cash Trust	44,164	44,164
		44,164

	Principal
	Amount
¤Variable Rate Demand Note – 0.33%
Center City Health Care Facilities Revenue (Hazelden Foundation Project)
0.22% 11/1/35 (LOC - U.S. Bank N.A.)	$500,000	500,000
		500,000
Total Short-Term Investments (cost $544,164)		544,164

Total Value of Securities – 98.55%
(cost $142,552,407)		151,023,046
Receivables and Other Assets Net of Liabilities – 1.45%		2,228,730
Net Assets Applicable to 13,944,720 Shares Outstanding – 100.00%		$153,251,776

§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
@Illiquid security. At May 31, 2012, the aggregate value of illiquid securities was $2,486,606, which represented 1.62% of the Fund's net assets. See Note 3 in "Notes."
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2012.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FHA – Federal Housing Administration
FNMA – Federal National Mortgage Association Collateral
GNMA – Government National Mortgage Association Collateral
HUD – Housing and Urban Development Section 8
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds - Delaware Minnesota High-Yield Municipal Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Short-term debt securities are valued using the evaluated mean. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$142,552,407
Aggregate unrealized appreciation	$8,877,394
Aggregate unrealized depreciation	(406,755)
Net unrealized appreciation	$8,470,639

For federal income tax purposes, at August 31, 2011, capital loss carryforwards of $3,425,045 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $25,904 expires in 2012, $96,079 expires in 2015, $198,826 expires in 2016, $129,724 expires in 2017 and $2,974,512 expires in 2018.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2012:

	Level 1	Level 2	Total
Municipal Bonds	$-	$150,478,882	$150,478,882
Short-Term Investments	44,164	500,000	544,164
Total	$44,164	$150,978,882	$151,023,046

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Minnesota municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 12% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware National High-Yield Municipal Bond Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 99.22%
Corporate Revenue Bonds – 22.50%
Allegheny County, Pennsylvania Industrial Development Authority Revenue (Environmental
Improvement - U.S. Steel Corp. Project) 6.875% 5/1/30	$300,000	$337,053
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Series A-2
5.875% 6/1/47	3,500,000	2,675,610
6.50% 6/1/47	8,405,000	7,052,047
Butler County, Pennsylvania Industrial Development Authority Refunding Revenue (AK Steel Holding)
Series A 6.25% 6/1/20 (AMT)	1,275,000	1,342,957
California State Enterprise Development Authority Revenue
(Sunpower Corp. - Recovery Zone Facility) 8.50% 4/1/31	1,000,000	1,149,360
Capital Trust Agency, Florida Revenue (Million Air One) 7.75% 1/1/41 (AMT)	1,700,000	1,835,660
Cass County, Texas Industrial Development Corporation Environmental Improvement Revenue
(International Paper Co. Project) Series A 6.00% 9/1/25 (AMT)	1,000,000	1,009,570
Cloquet, Minnesota Pollution Control Revenue (Potlatch Corp. Project) 5.90% 10/1/26	1,605,000	1,609,125
Columbus County, North Carolina Industrial Facilities & Pollution Control Financing
(International Paper Co. Project) Series A 5.70% 5/1/34	1,000,000	1,083,990
Cook County, Illinois Revenue (NaviStar International - Recovery Zone Facility) 6.50% 10/15/40	1,000,000	1,106,060
De Soto Parish, Louisiana Environmental Improvement Revenue
(International Paper Co. Project) Series A 6.35% 2/1/25 (AMT)	1,650,000	1,663,959
Delaware State Economic Development Authority Revenue Exempt Facilities
(Indian River Power) 5.375% 10/1/45	1,600,000	1,681,536
Golden State, California Tobacco Securitization Corporate Settlement Revenue Refunding
5.00% 6/1/45 (AMBAC)	1,000,000	1,015,430
Asset-Backed Senior Notes Series A-1 5.75% 6/1/47	10,510,000	8,426,918
Houston, Texas Airport System Revenue (Continental Airlines) Series A 6.625% 7/15/38 (AMT)	2,000,000	2,182,020
Illinois Finance Authority Revenue (NaviStar International - Recovery Zone Facility) 6.50% 10/15/40	1,000,000	1,106,060
Illinois Railsplitter Tobacco Settlement Authority
5.25% 6/1/21	1,000,000	1,162,860
6.00% 6/1/28	1,455,000	1,672,537
Indiana State Finance Authority Environmental Revenue (U.S. Steel Corp. Project) 6.00% 12/1/26	935,000	1,001,759
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(Westlake Chemical Corp.) Series A-1 6.50% 11/1/35	3,000,000	3,424,290
Love Field Airport Modernization Corporation, Texas Special Facilities Revenue
(Southwest Airlines Co. Project) 5.25% 11/1/40	2,000,000	2,091,220
Maryland Economic Development Corporation Facilities Revenue
(CNX Marine Terminals Inc.) 5.75% 9/1/25	1,530,000	1,628,471
Michigan Tobacco Settlement Financing Authority Revenue Asset-Backed Series A 6.00% 6/1/48	555,000	429,193
Mississippi Business Finance Corporation Pollution Control Revenue
(System Energy Resources, Inc. Project) 5.90% 5/1/22	1,900,000	1,905,073
M-S-R Energy Authority, California Gas Revenue Series C 6.50% 11/1/39	1,000,000	1,239,740
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Inc. Project) 6.40% 9/15/23 (AMT)	1,000,000	1,004,040
New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) (AMT)
7.50% 8/1/16	200,000	205,838
•7.75% 8/1/31	1,000,000	1,029,190
(JetBlue Airways Corp. Project) 5.125% 5/15/30 (AMT)	1,000,000	922,140

New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	2,000,000	2,254,160
(Second Priority - Bank of America Tower)
Class 2 5.625% 7/15/47	1,000,000	1,105,460
Class 3 6.375% 7/15/49	2,500,000	2,818,375
Ohio County, Kentucky Pollution Control Revenue
(Big Rivers Electric Corp. Project) Series A 6.00% 7/15/31	1,250,000	1,359,650
Ohio State Air Quality Development Authority Revenue (AK Steel Holding)
6.75% 6/1/24 (AMT)	1,000,000	1,055,050
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply Co.) 7.00% 7/15/39	1,175,000	1,374,456
Phenix City, Alabama Industrial Development Board Environmental Improvement Revenue
(Mead Westvaco Corp. Project) Series A 6.35% 5/15/35 (AMT)	500,000	504,825
Rockport, Indiana Revenue (AK Steel Holding) 7.00% 6/1/28 (AMT)	1,210,000	1,283,798
•St. Charles Parish, Louisiana Revenue (Valero Energy Corp. Project) 4.00% 12/1/40	1,635,000	1,677,019
St. John Baptist Parish, Louisiana Revenue (Marathon Oil Corp.) Series A 5.125% 6/1/37	1,900,000	1,981,833
Sweetwater County, Wyoming Solid Waste Disposal Revenue (FMC Corp. Project)
5.60% 12/1/35 (AMT)	1,000,000	1,059,820
Tobacco Securitization Authority, Minnesota Tobacco Settlement Revenue Series B 5.25% 3/1/31	4,000,000	4,463,480
Tobacco Settlement Financing Corporation, New Jersey Series 1A 5.00% 6/1/41	3,000,000	2,338,800
Toledo, Lucas County, Ohio Port Authority Development Revenue
(Toledo Express Airport Project) Series C 6.375% 11/15/32 (AMT)	1,000,000	1,015,160
		77,285,592
Education Revenue Bonds – 18.62%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue
(Carnegie Mellon University) Series A 5.00% 3/1/24	1,000,000	1,221,680
Arlington, Virginia Higher Education Finance (Arlington Classic Academy) 7.65% 8/15/40	1,000,000	1,085,670
Bowling Green, Ohio Student Housing Revenue CFP I (State University Project) 6.00% 6/1/45	1,250,000	1,312,262
California Municipal Finance Authority Revenue
(Azusa Pacific University Project) Series B 7.75% 4/1/31	1,000,000	1,136,520
(Southwestern Law School) 6.50% 11/1/41	1,500,000	1,627,380
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	915,000	994,303
California Statewide Communities Development Authority Revenue
(California Baptist University Project)
7.50% 11/1/41	1,000,000	1,190,030
Series A 5.50% 11/1/38	1,000,000	1,024,400
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,068,170
Chattanooga, Tennessee Health Educational & Housing Facilities Board Revenue (CDFI Phase I, LLC Project)
Series A 5.125% 10/1/35	1,000,000	1,003,720
Subordinate Series B 6.00% 10/1/35	1,500,000	1,532,940
Clifton, Texas Higher Education Finance Corporation Revenue
(Idea Public Schools) 5.75% 8/15/41	1,000,000	1,095,660
(Uplift Education) Series A 6.25% 12/1/45	1,000,000	1,153,770
Delaware County, Pennsylvania Industrial Development Authority Charter School Revenue
(Chester Community Charter School) Series A 6.125% 8/15/40	805,000	690,770
Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project) 5.125% 3/1/37	2,000,000	1,766,300
Idaho Housing & Financing Association Nonprofit Facilities Revenue
(North Star Charter School Project) Series A 9.50% 7/1/39	1,000,000	1,122,830
Illinois Finance Authority Charter School Revenue (Uno Charter School) Series A 7.125% 10/1/41	1,000,000	1,109,040
Illinois Finance Authority Student Housing Revenue
(Dekalb II - Northern Illinois University Project) 6.875% 10/1/43	1,000,000	1,132,570
Indiana State Finance Authority Revenue Educational Facilities
(Drexel Foundation - Thea Bowman Academy Charter School) Series A 7.00% 10/1/39	1,000,000	1,080,030
Iowa Higher Education Loan Authority Revenue (Private College Facilities) 6.00% 9/1/39	2,145,000	2,325,008
Louisiana Public Facilities Authority Revenue
(Lake Charles Charter Academy Foundation) 8.00% 12/15/41	1,500,000	1,565,940

Marietta, Georgia Development Authority Revenue (Life University Income Project) 7.00% 6/15/39	1,345,000	1,394,361
Maryland State Economic Development Corporation Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	1,130,000	1,227,349
Maryland State Health & Higher Educational Facilities Authority Revenue
(Patterson Park Public Charter School) Series A 6.125% 7/1/45	1,000,000	1,043,940
@(Washington Christian Academy Project) Series A 5.50% 7/1/38	1,170,000	468,012
Massachusetts Health & Educational Facilities Authority Revenue (Springfield College) 5.625% 10/15/40	1,000,000	1,050,970
Massachusetts State Development Finance Agency Revenue (Harvard University) Series B-1 5.00% 10/15/20	1,510,000	1,930,745
Michigan Finance Authority Limited Obligation Revenue (Public School Academy)
(Old Redford) Series A 6.50% 12/1/40	900,000	935,694
(University Learning) 7.50% 11/1/40	1,000,000	1,091,970
(Voyageur) 8.00% 7/15/41	1,250,000	1,293,925
Michigan Public Educational Facilities Authority Revenue
(Limited-Obligation-Landmark Academy) 7.00% 12/1/39	950,000	1,007,807
Minnesota Higher Education Facilities Authority Revenue (Bethel University) Series 6-R 5.50% 5/1/37	1,000,000	1,035,600
New Castle County, Delaware Revenue (Newark Charter School Inc. Project) 5.00% 9/1/36	500,000	482,925
New Jersey Economic Development Authority Revenue (Provident Group - Montclair) 5.875% 6/1/42	1,500,000	1,648,905
New Jersey State Educational Facilities Authority Revenue
(Rider University) Series A 5.00% 7/1/37	800,000	847,576
(University of Medicine & Dentistry) Series B 7.50% 12/1/32	1,000,000	1,242,580
North Texas Education Finance Revenue (Uplift Education) Series A 5.25% 12/1/47	2,100,000	2,187,905
Oregon State Facilities Authority Revenue
(College Housing Northwest Project)
Series A 5.45% 10/1/32	1,000,000	1,000,810
#(Concordia University Project) Series A 144A
6.125% 9/1/30	1,000,000	1,071,010
6.375% 9/1/40	500,000	539,650
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30	1,300,000	1,426,334
(Edinboro University Student Housing) 6.00% 7/1/42	1,000,000	1,085,650
•(Foundation Indiana University) Series A 0.964% 7/1/39 (SGI)	2,400,000	1,365,432
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(Discovery Charter School Project)
5.875% 4/1/32	450,000	465,061
6.25% 4/1/37	500,000	521,585
(First Philadelphia Charter Project) Series A 5.75% 8/15/32	745,000	747,250
(Global Leadership Academy Project) 6.375% 11/15/40	1,000,000	1,035,600
(New Foundation Charter School Project) 6.625% 12/15/41	1,000,000	1,050,020
Philadelphia, Pennsylvania Redevelopment Authority Revenue
(Beech Student Housing Complex Project) Series A 5.50% 7/1/35 (ACA)	1,500,000	1,370,220
Private Colleges & Universities Authority, Georgia Revenue (Mercer University)
Series A 5.00% 10/1/32	1,005,000	1,055,401
Provo, Utah Charter School Revenue (Freedom Academy Foundation Project) 5.50% 6/15/37	910,000	790,135
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40	2,000,000	2,265,200
Utah State Charter School Finance Authority Revenue (North Davis Preparatory) 6.375% 7/15/40	1,290,000	1,334,441
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	1,000,000	1,087,080
Yonkers, New York Economic Development Corporation Education Revenue
(Charter School Educational Excellence) 6.25% 10/15/40	595,000	612,511
		63,952,647
Electric Revenue Bonds – 1.30%
Indiana Finance Authority Revenue (Ohio Valley Electric Corp. Project) Series A 5.00% 6/1/39	4,000,000	3,970,600
Puerto Rico Electric Power Authority Revenue Series A 5.00% 7/1/42	500,000	506,105
		4,476,705
Healthcare Revenue Bonds – 22.66%
Abag, California Finance Authority for Nonprofit Corporations Refunding
(Episcopal Senior Communities) 6.125% 7/1/41	1,650,000	1,794,788
Apple Valley, Minnesota Economic Development Authority Health Care Revenue
(Augustana Home St. Paul Project) Series A 6.00% 1/1/40	1,000,000	1,018,930

Bexar County, Texas Health Facilities Development Corporation Revenue
(Army Retirement Residence Project) 5.875% 7/1/30	1,000,000	1,090,500
Brevard County, Florida Health Facilities Authority Health Care Facilities Revenue
(Heath First Inc. Project) 7.00% 4/1/39	1,000,000	1,228,420
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29	900,000	1,066,770
California Municipal Finance Authority Revenue (Eisenhower Medical Center)
Series A 5.75% 7/1/40	1,000,000	1,057,840
California Statewide Communities Development Authority Revenue
(BE Group) 7.25% 11/15/41	500,000	562,500
(Kaiser Permanente) Series A 5.00% 4/1/42	1,625,000	1,760,769
Cleveland - Cuyahoga County, Ohio Port Authority Revenue Senior Housing
(St. Clarence - Geac) Series A 6.25% 5/1/38	1,000,000	916,350
Colorado Health Facilities Authority Revenue (Christian Living Community Project)
Series A 5.75% 1/1/37	1,990,000	2,027,531
Cumberland County, Pennsylvania Municipal Authority Revenue (Diakon Lutheran Ministries Project)
5.00% 1/1/36	1,000,000	1,009,740
6.375% 1/1/39	1,000,000	1,082,100
East Rochester, New York Housing Authority Revenue Refunding
(Senior Living - Woodland Village Project) 5.50% 8/1/33	1,200,000	1,146,480
Gainesville & Hall County, Georgia Development Authority Revenue Senior Living Facilities
(Lanier Village Estates Project) Series C 7.25% 11/15/29	1,000,000	1,002,230
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	1,250,000	1,338,675
Hawaii State Department Budget & Finance Special Purpose Senior Living Revenue
(Craigside Project) Series A 9.00% 11/15/44	1,000,000	1,194,770
Illinois Finance Authority Revenue
(Admiral at Lake Project) 8.00% 5/15/46	1,500,000	1,677,465
(Provena Health) Series A 7.75% 8/15/34	1,000,000	1,274,750
(Silver Cross & Medical Centers) 7.00% 8/15/44	1,000,000	1,122,880
Illinois Health Facilities Authority Revenue (Elmhurst Memorial Healthcare Project) 5.625% 1/1/28	1,000,000	1,022,290
Indiana Finance Authority Hospital Revenue (King's Daughters Hospital & Health) 5.50% 8/15/45	1,000,000	1,017,740
Kentucky Economic Development Finance Authority Hospital Revenue (Owensboro Medical Health System)
Series A 6.50% 3/1/45	1,000,000	1,162,660
Koyukuk, Alaska Revenue (Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	1,750,000	1,879,990
Lancaster County, Pennsylvania Hospital Authority Revenue (Brethren Village Project)
Series A 6.375% 7/1/30	725,000	770,291
Lebanon County, Pennsylvania Health Facilities Authority Center Revenue (Pleasant View Retirement)
Series A 5.30% 12/15/26	1,000,000	1,006,010
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37	1,705,000	1,966,939
Lucas County, Ohio Health Care Facilities Revenue (Sunset Retirement Communities)
5.50% 8/15/30	1,000,000	1,068,790
Lucas County, Ohio Refunding & Improvement (Luthern Homes) Series A 7.00% 11/1/45	2,000,000	2,197,020
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center)
6.75% 7/1/41	1,700,000	1,938,969
Martin County, Florida Health Facilities Authority Revenue (Martin Memorial Medical Center)
5.50% 11/15/42	1,000,000	1,061,660
Maryland State Health & Higher Educational Facilities Authority Revenue
(Doctors Community Hospital) 5.75% 7/1/38	1,500,000	1,598,100
Missouri State Health & Educational Facilities Authority (Lutheran Senior Services) 6.00% 2/1/41	1,000,000	1,102,450
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Meeting - Whitemarsh Continuing Care) 6.25% 2/1/35	2,500,000	2,524,725
New Hampshire Health & Education Facilities Authority (Rivermeade) Series A 6.875% 7/1/41	1,380,000	1,511,059
New Jersey Health Care Facilities Financing Authority Revenue
(St. Josephs Healthcare System) 6.625% 7/1/38	860,000	999,174
(St. Peters University Hospital) 6.25% 7/1/35	2,700,000	3,058,694
(Trinitas Hospital Obligation Group) Series A 5.25% 7/1/30	1,240,000	1,268,780

New York State Dormority Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.25% 12/1/37	2,500,000	2,690,250
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) 6.00% 1/1/39	1,520,000	1,605,074
(First Mortgage - Presbyterian Homes) 5.60% 10/1/36	1,000,000	1,007,940
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23	1,100,000	1,244,320
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Hospital Revenue
(Temple University Health System) Series A 5.50% 7/1/30	2,000,000	2,047,460
San Buenaventura, California Revenue (Community Memorial Health Systems) 7.50% 12/1/41	2,475,000	2,940,473
South Carolina Jobs - Economic Development Authority Hospital Revenue
(Palmetto Health) 5.75% 8/1/39	915,000	1,005,786
St. Johns County, Florida Industrial Development Authority Revenue (Presbyterian Retirement)
Series A 5.875% 8/1/40	1,000,000	1,082,030
St. Louis Park, Minnesota Health Care Facilities Revenue (Park Nicollet Health Services)
5.75% 7/1/39	500,000	554,955
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Revenue (Health East Project)
6.00% 11/15/30	2,000,000	2,078,120
Suffolk County, New York Economic Development Corporation Revenue (Peconic Landing Southland)
6.00% 12/1/40	575,000	627,095
Tempe, Arizona Industrial Development Authority Revenue Refunding (Friendship Village)
Series A 6.25% 12/1/46	500,000	523,505
Travis County, Texas Health Facilities Development Corporation Revenue (Westminster Manor Project)
7.125% 11/1/40	1,000,000	1,137,120
Vermont Economic Development Authority Revenue (Wake Robin Corp. Project) 5.40% 5/1/33	1,100,000	1,124,013
Washington State Health Care Facilities Authority Revenue (Multicare Health System)
Series B 6.00% 8/15/39 (ASSURED GTY)	1,250,000	1,429,375
Wayzata, Minnesota Senior Housing Revenue (Folkestone Senior Living Community) Series A
5.50% 11/1/32	270,000	270,362
5.75% 11/1/39	600,000	607,896
6.00% 5/1/47	920,000	942,264
West Virginia Hospital Finance Authority Revenue (Highland Hospital Obligation Group)
9.125% 10/1/41	2,000,000	2,367,740
Winchester, Virginia Industrial Development Authority Residential Care Facility Revenue
(Westminster-Canterbury Project) Series A 5.30% 1/1/35	1,000,000	1,014,520
Yavapai County, Arizona Industrial Development Authority Hospital Revenue (Yavapai Medical Center)
Series A 6.00% 8/1/33	1,000,000	1,015,590
		77,844,717
Housing Revenue Bonds – 1.31%
California Municipal Finance Authority Mobile Home Park Revenue (Senior - Caritas Projects) Series A
5.50% 8/15/47	1,500,000	1,548,360
6.40% 8/15/45	1,580,000	1,719,261
Independent Cities, California Finance Authority Revenue (Sahar Mobile Home Park)
Series A 5.00% 6/15/47	1,250,000	1,238,738
		4,506,359
Lease Revenue Bonds – 9.44%
California Municipal Finance Authority Revenue
(Goodwill Industry Sacramento Valley and Northern Nevada Project) Series A
6.625% 1/1/32	500,000	508,505
6.875% 1/1/42	1,500,000	1,525,215
(Santa Rosa Academy Project) Series A 6.00% 7/1/42	1,250,000	1,236,188
Capital Area Cultural Education Facilities Finance Corporation Texas Revenue (Roman Catholic Diocese)
Series B 6.125% 4/1/45	1,000,000	1,088,310
Capital Trust Agency Florida Revenue
(Air Cargo - Aero Miami) Series A 5.35% 7/1/29	1,000,000	1,008,110
(Fort Lauderdale/Cargo Acquisition Project) 5.75% 1/1/32 (AMT)	550,000	513,568
District of Columbia Revenue (Center of Strategic & International Studies) 6.625% 3/1/41	1,000,000	1,082,610
Houston, Texas Industrial Development Corporate Revenue (Air Cargo) 6.375% 1/1/23 (AMT)	1,500,000	1,500,570
Hudson, New York Yards Infrastructure Corporation Revenue Series A 5.75% 2/15/47	2,500,000	2,883,350
Missouri State Development Finance Board Infrastructure Facilities Revenue (Branson Landing Project)
Series A 5.50% 12/1/24	720,000	748,786

New York City, New York Industrial Development Agency Revenue
(Airis JFK I, LLC Project) Series A 5.50% 7/1/28 (AMT)	905,000	873,778
(Pilot - Queens Baseball Stadium) 5.00% 1/1/46 (AMBAC)	1,000,000	991,910
New York State Liberty Development Corporation Liberty Revenue (World Trade Center Project)
5.75% 11/15/51	7,485,000	8,625,489
Class 1 5.00% 9/15/40	1,120,000	1,266,597
Class 2 5.00% 9/15/43	2,015,000	2,196,390
Class 3 5.00% 3/15/44	1,400,000	1,483,860
Oklahoma City, Oklahoma Industrial & Cultural Facilities Subordinated (Air Cargo - Obligated Group)
6.75% 1/1/23 (AMT)	1,160,000	1,108,751
Onondaga County, New York Industrial Development Authority Revenue Subordinated (Air Cargo Project)
7.25% 1/1/32 (AMT)	650,000	640,933
Puerto Rico Public Finance Corporation Revenue (Commonwealth Appropriation) Series B 5.50% 8/1/31	1,880,000	2,024,948
Wise County, Texas (Parker County Junior College District) 8.00% 8/15/34	1,000,000	1,109,860
		32,417,728
§Pre-Refunded Bonds – 0.60%
California Statewide Communities Development Authority Revenue
(East Campus Apartments, LLC) Series A 5.625% 8/1/34-12 (ACA)	1,000,000	1,009,040
New Jersey State Economic Development Authority Revenue (Cigarette Tax) 5.75% 6/15/34-14	965,000	1,069,288
		2,078,328
Resource Recovery Revenue Bond – 0.31%
Mission Economic Development, Dallas Texas Clean Energy Revenue (McCommas)
6.875% 12/1/24 (AMT)	1,000,000	1,064,750
		1,064,750
Special Tax Revenue Bonds – 10.15%
Anne Arundel County, Maryland Special Obligation Revenue (National Business Park - North Project)
6.10% 7/1/40	1,725,000	1,814,114
Baltimore, Maryland Convention Center Hotel Revenue Subordinated Series B 5.875% 9/1/39	1,000,000	1,017,730
Bonita Canyon, California Public Facilities Financing Authority (Community Facilities District #98-1)
5.00% 9/1/28	700,000	721,875
Brooklyn Arena Local Development Corporation, New York Pilot Revenue
(Barclays Center Project)
6.25% 7/15/40	4,000,000	4,493,840
6.50% 7/15/30	1,175,000	1,355,034
California Statewide Communities Development Authority Revenue (Inland Regional Center Project)
5.375% 12/1/37	3,000,000	3,031,980
Dutchess County, New York Local Development Corporation Revenue (Anderson Center Services Inc. Project)
6.00% 10/1/30	2,000,000	2,089,740
@Farms New Kent, Virginia Community Development Authority Special Assessment Series C 5.80% 3/1/36	1,000,000	621,820
Henderson, Nevada Local Improvement Districts #T-18 5.30% 9/1/35	655,000	356,399
Lancaster, California Redevelopment Agency Tax Allocation Revenue (Combined Redevelopment Project Areas)
6.875% 8/1/39	500,000	557,245
Mosaic, Virginia District Community Development Authority Revenue Series A 6.875% 3/1/36	1,500,000	1,658,010
Nampa Development Corporation, Idaho Revenue 5.90% 3/1/30	2,000,000	2,136,140
New York City, New York Industrial Development Agency
(Pilot - Queens Baseball Stadium) 5.00% 1/1/22 (AMBAC)	1,000,000	1,013,440
(Yankee Stadium) 7.00% 3/1/49 (ASSURED GTY)	1,000,000	1,191,820
(YMCA of Greater New York Project) 5.00% 8/1/36	3,000,000	3,127,380
Norco, California Redevelopment Agency Tax Allocation (Area #1 Project) 6.00% 3/1/36	1,000,000	1,084,550
Puerto Rico Sales Tax Financing Corporation Tax Revenue
^(Capital Appreciation) Series A 6.75% 8/1/32	730,000	750,068
Series A 5.75% 8/1/37	800,000	888,808
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding &
Improvement (Francis Place Redevelopment Project) 5.625% 11/1/25	1,200,000	1,200,240
Roseville Westpark, California Community Facilities District #1 (Special Tax Public Facilities)
5.25% 9/1/37	600,000	586,812
San Mateo, California Special Tax Revenue (Community Facilities District #2008-1-Bay Meadows)
6.00% 9/1/42	705,000	755,682

@St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project) Series A
5.375% 11/1/24	1,000,000	1,000,060
5.50% 11/1/27	500,000	496,385
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement
(Grand Center Redevelopment Project) 6.375% 12/1/25	1,200,000	1,271,376
Winter Garden Village at Fowler Groves Community Development District, Florida Special
Assessment Revenue 5.65% 5/1/37	925,000	943,796
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21	1,040,000	718,214
		34,882,558
State General Obligation Bonds – 4.54%
Pennsylvania Commonwealth First Series 5.00% 6/1/22	3,000,000	3,800,850
Puerto Rico Commonwealth Public Improvement Series A 5.75% 7/1/41	2,000,000	2,148,360
Puerto Rico Commonwealth Refunding Public Improvement Series A
5.00% 7/1/41	2,900,000	2,910,150
5.50% 7/1/39	2,000,000	2,085,600
State of California Various Purposes 5.00% 4/1/42	2,000,000	2,155,280
State of New York Series A 5.25% 2/15/24	2,000,000	2,482,420
		15,582,660
Transportation Revenue Bonds – 7.25%
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41	1,890,000	2,122,829
Subordinate Lien 6.75% 1/1/41	1,000,000	1,116,430
Houston, Texas Airport System Revenue Refunding Subordinate Lien Series A
5.00% 7/1/25 (AMT)	1,000,000	1,121,200
Maryland Economic Development Corporation Revenue (Transportation Facilities Project)
Series A 5.75% 6/1/35	1,000,000	1,078,680
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal)
6.00% 12/1/42	1,970,000	2,192,118
Regional Transportation District, Colorado Private Activity Revenue (Denver Transit Partners)
6.00% 1/15/41	1,000,000	1,120,180
Sacramento County, California Airport System Revenue (PFC/Grant) Series C 6.00% 7/1/41	1,000,000	1,140,290
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.625% 7/1/34	1,090,000	1,275,551
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)	7,000,000	8,347,220
7.00% 6/30/40
7.50% 6/30/33	500,000	619,050
(Mobility Partners) 6.875% 12/31/39	4,055,000	4,761,665
		24,895,213
Water & Sewer Revenue Bond – 0.54%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Senior Lien Series A 6.00% 7/1/47	1,730,000	1,869,179
		1,869,179
Total Municipal Bonds (cost $317,194,749)		340,856,436

Short-Term Investment – 0.12%
¤Variable Rate Demand Note – 0.12%
Center City, Minnesota Health Care Facilities Revenue (Hazelden Foundation Project) 0.22% 11/1/35
(LOC – U.S. Bank)	400,000	400,000
Total Short-Term Investment (cost $400,000)		400,000

Total Value of Securities – 99.34%
(cost $317,594,749)		341,256,436
Receivables and Other Assets Net of Liabilities – 0.66%		2,284,064
Net Assets Applicable to 32,611,953 Shares Outstanding – 100.00%		$343,540,500

@Illiquid security. At May 31, 2012, the aggregate value of illiquid securities was $2,586,277, which represented 0.75% of the Fund's net assets. See Note 3 in "Notes."
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2012.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At May 31, 2012, the aggregate value of Rule 144A securities was $1,610,660, which represented 0.47% of the Fund's net assets. See Note 3 in "Notes."

Summary of abbreviations:
ACA – Insured by American Capital Access
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by the Assured Guaranty Corporation
CDFI – Community Development Financial Institutions
LOC – Letter of Credit
SGI – Insured by Syncora Guarantee Inc.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware National High-Yield Municipal Bond Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Short-term debt securities are valued using the evaluated mean. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$317,594,749
Aggregate unrealized appreciation	$25,502,414
Aggregate unrealized depreciation	(1,840,727)
Net unrealized appreciation	$23,661,687

For federal income tax purposes, at August 31, 2011, capital loss carryforwards of $1,711,178 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $980,742 expires in 2012, $355,701 expires in 2015 and $374,735 expires in 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of May 31, 2012:

Level 2
Municipal Bonds	$340,856,436
Short-Term Investments	400,000
Total	$341,256,436

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund's policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 2.44% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

As of May 31, 2012, the Fund Invested in municipal bonds issued by the states of California, New York and Texas that constituted approximately 13.33%,14.65% and 11.11%, respectively, of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities and illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free California Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 98.18%
Corporate Revenue Bonds – 8.11%
•California Pollution Control Financing Authority Environmental Improvement Revenue
(BP West Coast Products, LLC) 2.60% 12/1/46	$500,000	$520,750
Chula Vista Industrial Development Revenue (San Diego Gas & Electric)
Series D 5.875% 1/1/34	1,000,000	1,163,510
Golden State Tobacco Securitization Corporate Settlement Revenue
5.00% 6/1/45 (AMBAC) (TCRS)	950,000	964,659
(Asset-Backed Senior Notes) Series A-1
5.125% 6/1/47	2,000,000	1,446,780
5.75% 6/1/47	3,500,000	2,806,300
M-S-R Energy Authority Gas Revenue
Series A 6.50% 11/1/39	1,000,000	1,239,740
Series C 6.50% 11/1/39	500,000	619,870
		8,761,609
Education Revenue Bonds – 7.14%
California Educational Facilities Authority Revenue
(Chapman University) 5.00% 4/1/31	500,000	549,165
(Woodbury University) 5.00% 1/1/36	1,000,000	979,610
California Municipal Finance Authority Educational Revenue
(American Heritage Education Foundation Project) Series A 5.25% 6/1/36	1,000,000	935,350
California Municipal Finance Authority Revenue (Southwestern Law School) 6.50% 11/1/41	1,140,000	1,236,809
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	869,336
California Statewide Communities Development Authority Revenue
(California Baptist University Project) Series A 5.50% 11/1/38	1,000,000	1,024,400
(Irvine Campus) 5.375% 5/15/38	1,000,000	1,052,590
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,068,170
		7,715,430
Electric Revenue Bonds – 5.29%
Anaheim Public Financing Authority Electric System District Facilities
Series A 5.00% 10/1/25	800,000	941,792
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24	500,000	587,875
Series B 5.00% 11/1/36	250,000	271,900
Series C 5.25% 11/1/31	1,175,000	1,346,338
Puerto Rico Electric Power Authority Revenue Series A 5.00% 7/1/42	500,000	506,105
Southern California Public Power Authority Revenue (Transmission Project)
Series A 5.00% 7/1/22	1,000,000	1,160,760
Turlock Irrigation District Revenue Series A 5.00% 1/1/30	830,000	905,057
		5,719,827
Healthcare Revenue Bonds – 18.41%
Abag Finance Authority for Nonprofit Corporations Refunding
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	924,588
(Sharp Health Care)
6.25% 8/1/39	1,000,000	1,175,350
Series A 5.00% 8/1/26	300,000	337,224
Series A 5.00% 8/1/27	300,000	335,031
Series A 5.00% 8/1/28	250,000	277,378
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	997,084
Series E 5.625% 7/1/25	1,000,000	1,145,760
Series G 5.25% 7/1/23	1,000,000	1,069,470
(Lucile Packard Children’s Hospital) Series A 5.00% 8/15/51	630,000	672,796
(Scripps Health Care)
Series A 5.00% 11/15/32	1,000,000	1,123,710
Series A 5.00% 11/15/40	850,000	926,492
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,141,050
(Stanford Hospital) Series A-2 5.25% 11/15/40	600,000	671,334
(Sutter Health Care) Series D 5.25% 8/15/31	1,000,000	1,154,960
(The Episcopal Home) Series A 5.30% 2/1/32 (RADIAN) (IBC)	475,000	475,361

California Statewide Communities Development Authority Revenue
(Kaiser Permanente)
Series A 5.00% 4/1/19	1,000,000	1,194,920
Series A 5.00% 4/1/42	1,500,000	1,625,324
Series B 5.25% 3/1/45	1,000,000	1,049,280
(Southern California Senior Living) 7.25% 11/15/41	500,000	562,500
(Trinity Health) 5.00% 12/1/41	1,000,000	1,094,530
(Valleycare Health Systems) Series A 5.125% 7/15/31	1,000,000	1,009,940
San Buenaventura Community Memorial Health Systems 7.50% 12/1/41	785,000	932,635
		19,896,717
Housing Revenue Bonds – 3.78%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45	995,000	1,082,699
•California Statewide Communities Development Multifamily Housing Authority Revenue
(Silver Ridge Apartments) Series H 5.80% 8/1/33 (FNMA) (AMT)	1,000,000	1,012,150
Independent Cities Finance Authority Mobile Home Park Revenue (Sahar Mobile Home Park)
Series A 5.00% 6/15/47	1,000,000	990,990
Santa Clara County Multifamily Housing Authority Revenue (Rivertown Apartments Project)
Series A 5.85% 8/1/31 (AMT)	1,000,000	1,004,920
		4,090,759
Lease Revenue Bonds – 6.22%
California State Public Works Board Lease Revenue
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,106,510
(General Services) Series A 6.25% 4/1/34	1,000,000	1,176,090
Elsinore Valley Municipal Water District Certificates of Participation
Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,153,610
Franklin-McKinley School District Certificates of Participation (Financing Project)
Series B 5.00% 9/1/27 (AMBAC)	1,060,000	1,067,992
San Diego Public Facilities Financing Authority Lease Revenue
(Master Project) Series A 5.25% 3/1/40	1,000,000	1,058,560
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,164,770
		6,727,532
Local General Obligation Bonds – 6.87%
^Anaheim School District Election 2002 4.58% 8/1/25 (NATL-RE)	1,000,000	551,450
Bonita Unified School District Election 2008 Series B 5.25% 8/1/28	800,000	948,576
Central Unified School District Election 2008 Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,142,120
Fairfield-Suisun Unified School District Election 2002 5.50% 8/1/28 (NATL-RE)	500,000	540,115
Grossmont Union High School District Election 2004 5.00% 8/1/33	1,000,000	1,097,330
Pittsburg Unified School District Financing Authority Revenue (Pittsburg Unified School
District Building Program) 5.50% 9/1/46 (AGM)	800,000	884,344
Santa Barbara Community College District Election 2008 Series A 5.25% 8/1/33	1,000,000	1,167,860
Sierra Joint Community College District #2 (Western Nevada)
Series A 5.25% 8/1/21 (BHAC) (FGIC)	1,000,000	1,100,170
		7,431,965
§Pre-Refunded Bonds – 4.58%
California Department of Water Resources (Central Valley Project)
Series X 5.00% 12/1/29-12 (NATL-RE) (FGIC)	5,000	5,121
California Statewide Communities Development Authority Revenue
(Citrus Gardens Apartments Project) Series D1 5.375% 7/1/32-12	1,000,000	1,024,280
(East Campus Apartments, LLC) Series A 5.625% 8/1/34-12 (ACA)	985,000	993,904
(Viewpoint School Project) 5.75% 10/1/33-14 (ACA)	1,000,000	1,123,251
Commerce Joint Powers Financing Authority Revenue (Redevelopment Projects)
Series A 5.00% 8/1/28-13 (RADIAN)	60,000	63,323
Golden State Tobacco Securitization Corporation Settlement Revenue
(Asset-Backed Senior Notes) Series B 5.625% 6/1/33-13	1,000,000	1,053,600
Grossmont Union High School District Election 2004 5.00% 8/1/23-15 (NATL-RE)	500,000	572,420
Port Oakland Revenue Series L 5.375% 11/1/27-12 (NATL-RE) (FGIC) (AMT)	110,000	112,299
		4,948,198
Resource Recovery Revenue Bond – 1.02%
South Bayside Waste Management Authority Revenue (Shoreway Environmental Center)
Series A 6.00% 9/1/36	1,000,000	1,099,300
		1,099,300
Special Tax Revenue Bonds – 16.50%
Bonita Canyon Public Facilities Financing Authority Revenue (Community Facilities District #98-1)
5.00% 9/1/28	800,000	825,000
California Statewide Communities Development Authority Revenue (Inland Regional Center Project)
5.375% 12/1/37	1,350,000	1,364,391
Commerce Joint Powers Financing Authority Revenue (Redevelopment Projects)
Un-Refunded Balance Series A 5.00% 8/1/28 (RADIAN)	940,000	942,256
Fremont Community Facilities District #1 (Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	989,880
Glendale Redevelopment Agency Tax Allocation Revenue (Central Glendale Redevelopment Project)
5.50% 12/1/24	1,000,000	1,050,880
Lammersville School District Community Facilities District #2002 (Mountain House)
5.125% 9/1/35	500,000	488,995
Lancaster Redevelopment Agency Tax Allocation Revenue
(Combined Redevelopment Project Areas) 6.875% 8/1/39	500,000	557,245
@Modesto Special Tax Community Facilities District #4-1 (Village 2) 5.15% 9/1/36	1,000,000	966,330

Poway Redevelopment Agency Tax Allocation Revenue 5.75% 6/15/33 (NATL-RE)	270,000	271,234
Puerto Rico Sales Tax Financing Corporation Revenue First Subordinate Series A
5.25% 8/1/27	1,000,000	1,123,170
5.50% 8/1/37	835,000	904,055
Ω(Convertible Capital Appreciation) 6.75% 8/1/32	660,000	678,143
Rancho Santa Fe Community Services District Financing Authority Revenue Superior Lien
Series A 5.75% 9/1/30	800,000	869,872
Riverside County Redevelopment Agency Tax Allocation Housing Series A 6.00% 10/1/39	1,000,000	1,071,260
Roseville Westpark Special Tax Public Community Facilities District #1 5.25% 9/1/37	500,000	489,010
San Bernardino County Special Tax Community Facilities District #2002-1 5.90% 9/1/33	2,000,000	2,036,820
San Diego Redevelopment Agency Tax Allocation Revenue (Naval Training Center)
Series A 5.75% 9/1/40	1,000,000	1,053,220
San Mateo Special Tax Revenue (Community Facilities District #200)
6.00% 9/1/42	800,000	857,512
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note)
Series A 5.00% 10/1/29	715,000	757,149
Yucaipa Special Tax Refunding Community Facilities District #98-1 (Chapman Heights)
5.375% 9/1/30	500,000	535,895
		17,832,317
State & Territory General Obligation Bonds – 11.79%
California State Various Purposes
5.00% 9/1/41	750,000	805,965
5.00% 10/1/41	225,000	241,916
5.00% 4/1/42	1,000,000	1,077,640
5.25% 3/1/30	1,000,000	1,153,390
5.25% 4/1/35	2,000,000	2,247,340
5.25% 11/1/40	1,000,000	1,116,940
6.00% 3/1/33	1,000,000	1,206,410
6.00% 4/1/38	515,000	601,304
Puerto Rico Commonwealth Public Improvement Series A
5.00% 7/1/41	2,900,000	2,910,149
5.50% 7/1/39	500,000	521,400
5.75% 7/1/41	800,000	859,344
		12,741,798
Transportation Revenue Bonds – 2.64%
Bay Area Toll Authority Bridge Revenue (San Francisco Bay Area) Series F-1 5.25% 4/1/27	800,000	949,976
Port Oakland Revenue Un-Refunded Series L 5.375% 11/1/27 (NATL-RE) (FGIC) (AMT)	890,000	900,564
San Diego Redevelopment Agency (Centre City Redevelopment Project)
Series A 6.40% 9/1/25	1,000,000	1,001,090
		2,851,630
Water & Sewer Revenue Bonds – 5.83%
California State Department of Water Resources Systems Revenue (Central Valley Project)
Series AG 5.00% 12/1/28	815,000	960,567
Un-Refunded Balance 2010 Series X 5.00% 12/1/29 (NATL-RE) (FGIC)	740,000	754,659
Metropolitan Water District of Southern California Series C 5.00% 10/1/27	1,000,000	1,314,511
San Diego Public Facilities Financing Authority Water Revenue Subordinate
Series A 5.00% 8/1/29	1,000,000	1,165,990
San Francisco City & County Public Utilities Commission Water & Sewer
Improvement Subordinate Series A 5.00% 11/1/32	1,015,000	1,162,063
San Francisco City & County Public Utilities Commission Water Revenue Series B 5.00% 11/1/26	800,000	940,352
		6,298,142
Total Municipal Bonds (cost $98,594,889)		106,115,224

	Number of
	Shares
Short-Term Investments – 1.61%
Money Market Instrument – 0.92%
Federated California Municipal Cash Trust	995,496	995,496
		995,496

	Principal
	Amount
¤Variable Rate Demand Note – 0.69%
California Statewide Communities Development Authority Revenue (Rady Children's Hospital)
Series B 0.17% 8/15/47 (LOC – Wells Fargo Bank N.A.)	$750,000	750,000
		750,000
Total Short-Term Investments (cost $1,745,496)		1,745,496

Total Value of Securities – 99.79%
(cost $100,340,385)		107,860,720
Receivables and Other Assets Net of Liabilities – 0.21%		225,088
Net Assets Applicable to 8,968,940 Shares Outstanding – 100.00%		$108,085,808

•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
@Illiquid security. At May 31, 2012, the aggregate value of illiquid securities was $966,330, which represented 0.89% of the Fund’s net assets. See Note 3 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2012.

Summary of Abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
BHAC – Insured by Berkshire Hathaway Assurance Company
FGIC – Insured by Financial Guaranty Insurance Company
FNMA – Federal National Mortgage Association Collateral
IBC – Insured Bond Certificate
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance
TCRS – Temporary Custodial Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds - Delaware Tax-Free California Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Short-term debt securities are valued using the evaluated mean. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$100,340,385
Aggregate unrealized appreciation	$7,662,671
Aggregate unrealized depreciation	(142,336)
Net unrealized appreciation	$7,520,335

For federal income tax purposes, at August 31, 2011, capital loss carryforwards of $509,310 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $10,217 expires in 2016 and $499,093 expires in 2019.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2012:

	Level 1	Level 2	Total
Municipal Bonds	$-	$106,115,224	$106,115,224
Short-Term Investments	995,496	750,000	1,745,496
Total	$995,496	$106,865,224	$107,860,720

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in California. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 9.94% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Idaho Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 98.35%
Corporate Revenue Bonds – 6.19%
Nez Perce County Pollution Control Revenue (Potlatch Project) 6.00% 10/1/24	$5,035,000	$5,037,870
Power County Industrial Development Revenue (FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,002,980
Power County Pollution Control Revenue (FMC Project) 5.625% 10/1/14	2,475,000	2,476,708
		9,517,558
Education Revenue Bonds – 10.09%
Boise State University
(General Project) Series A
4.00% 4/1/37	1,250,000	1,275,963
5.00% 4/1/42	1,350,000	1,516,590
(General Refunding) Series A
4.25% 4/1/32 (NATL-RE)	750,000	781,665
5.00% 4/1/39	1,000,000	1,098,380
Idaho Housing & Financing Association Nonprofit Facilities Revenue
(North Star Charter School Project) Series A 9.50% 7/1/39	1,000,000	1,122,830
Idaho State University Revenue Refunding & Improvement
5.00% 4/1/20 (AGM)	1,130,000	1,170,341
5.00% 4/1/23 (AGM)	2,115,000	2,158,527
University of Idaho (General Refunding)
•Series 2011 5.25% 4/1/41	1,970,000	2,301,649
Series A 5.00% 4/1/21 (AMBAC)	1,150,000	1,274,936
•Series B 4.50% 4/1/41 (AGM)	1,000,000	1,132,150
Series B 5.00% 4/1/28	1,000,000	1,130,090
Series B 5.00% 4/1/32	500,000	555,495
		15,518,616
Electric Revenue Bonds – 5.05%
Boise-Kuna Irrigation District Revenue (Arrowrock Hydroelectric Project)
6.30% 6/1/31	1,000,000	1,133,290
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42	1,000,000	1,012,210
Series TT 5.00% 7/1/32	3,170,000	3,241,895
Series TT 5.00% 7/1/37	210,000	212,386
Series ZZ 5.25% 7/1/26	2,000,000	2,166,840
		7,766,621
Healthcare Revenue Bonds – 6.16%
Idaho Health Facilities Authority Revenue
(St. Luke's Health System Project) Series A
6.50% 11/1/23	250,000	296,758
6.75% 11/1/37	1,250,000	1,467,900
(St. Luke's Regional Medical Center Project) 5.00% 7/1/35 (AGM)	2,500,000	2,726,124
(Trinity Health Center Group)
Series B 6.125% 12/1/28	1,000,000	1,185,580
Series D 4.50% 12/1/37	1,205,000	1,277,011
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities
Financing Authority (Auxilio Mutuo) Series A 6.00% 7/1/33	2,245,000	2,512,380
		9,465,753
Housing Revenue Bonds – 3.31%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A 6.05% 7/1/13 (AMBAC) (FHA) (VA) (AMT)	10,000	10,026
Series A 6.10% 7/1/16 (FHA) (VA) (AMT)	10,000	10,024
Series A Class II 4.375% 7/1/32	1,000,000	1,054,270
Series B 6.45% 7/1/15 (AMT)	10,000	10,027
Series B Class I 5.00% 7/1/37 (AMT)	435,000	443,365
Series B Class I 5.50% 7/1/38	310,000	337,032
Series C Class II 4.95% 7/1/31	1,000,000	1,077,620
Series E 6.35% 7/1/15 (FHA) (AMT)	5,000	5,013
Series G-2 6.15% 7/1/15 (FHA) (VA) (AMT)	25,000	25,063
Series I-1 Class I 5.45% 1/1/39 (AMT)	1,000,000	1,030,640
Puerto Rico Housing Finance Authority Subordinated-Capital Fund Modernization
5.125% 12/1/27	1,000,000	1,092,950
		5,096,030
Lease Revenue Bonds – 2.07%
Idaho Housing & Finance Association Revenue (TDF Facilities PJ-Recovery Zone) Series A
6.50% 2/1/26	1,370,000	1,526,235
7.00% 2/1/36	1,500,000	1,655,490
		3,181,725
Local General Obligation Bonds – 21.24%
Ada & Canyon Counties Joint School District #2 Meridian
(School Board Guaranteed Program)
4.50% 7/30/22	1,500,000	1,784,085
4.75% 2/15/20	1,000,000	1,098,430
5.50% 7/30/16	1,305,000	1,556,669

Bannock County School District #25 Pocatello/Chubbuck
(School Board Guaranteed Program)
5.00% 8/15/15	1,040,000	1,142,471
5.00% 8/15/16	1,100,000	1,205,061
Boise City Independent School District 5.00% 8/1/24 (AGM)	1,500,000	1,730,565
Bonneville Joint School District #93
(School Board Guaranteed Program) 5.00% 9/15/31 School	870,000	1,034,474
Canyon County School District #131 Nampa (School Board Guaranteed Program)
Series B 5.00% 8/15/23	1,295,000	1,616,108
Canyon County School District #132 Caldwell
5.00% 7/30/15 (NATL-RE) (FGIC)	2,000,000	2,242,200
Series A 5.00% 9/15/22 (AGM)	1,725,000	2,025,150
Series A 5.00% 9/15/23 (AGM)	1,810,000	2,124,940
Idaho Board Bank Authority Revenue
Series A 5.00% 9/15/28	1,250,000	1,433,463
Series A 5.00% 9/15/31	1,025,000	1,213,487
Series A 5.00% 9/15/33	1,125,000	1,316,149
Series A 5.25% 9/15/26	2,000,000	2,350,660
Series C 4.00% 9/15/29	1,320,000	1,453,465
Lemhi County 5.20% 8/1/27 (AGM)	2,145,000	2,198,711
Nampa City Series B 5.00% 8/1/21 (NATL-RE) (FGIC)	2,475,000	2,773,905
Twin Falls County School District #413 Filer (School Board Guaranteed Program)
5.25% 9/15/25	2,000,000	2,372,520
		32,672,513
§Pre-Refunded Bonds – 7.77%
Ada & Canyon Counties Joint School District #3 Kuna (School Board Guaranteed Program)
4.75% 8/15/22-14	600,000	657,810
Boise State University Revenue
(General Refunding) Series A 5.00% 4/1/18-14 (NATL-RE) (FGIC)	1,500,000	1,627,200
(Student Union & Housing System) 5.00% 4/1/17-13 (AMBAC)	500,000	519,820
Idaho State Building Authority Revenue Series A
5.00% 9/1/33-13 (SGI)	1,000,000	1,024,350
5.00% 9/1/43-13 (SGI)	5,750,000	5,890,013
Moscow Sewer Revenue 5.00% 11/1/22-12 (AGM)	2,175,000	2,216,608
Puerto Rico Sales Tax Financing Revenue First Subordinate Series A 5.50% 8/1/28-19	15,000	19,561
		11,955,362
Special Tax Revenue Bonds – 23.77%
Coeur d'Alene Local Improvement District #6
6.10% 7/1/12	40,000	40,142
6.10% 7/1/14	45,000	45,146
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	545,000	591,358
5.25% 1/1/36	705,000	784,348
Idaho Board Bank Authority Revenue Series B 5.00% 9/15/30 (NATL-RE)	725,000	816,655
Idaho Water Resource Board (Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,759,292
Ketchum Urban Renewal Agency 5.50% 10/15/34	1,500,000	1,589,100
Nampa Development Revenue 5.90% 3/1/30	3,000,000	3,204,209
Puerto Rico Sales Tax Financing Revenue First Subordinate
^(Capital Appreciation) Series A
5.03% 8/1/44 (NATL-RE)	5,125,000	847,675
5.04% 8/1/45 (NATL-RE)	5,280,000	818,083
Ω(Convertible Capital Appreciation Bonds) Series A 6.75% 8/1/32	735,000	755,205
Series A 5.00% 8/1/26	1,300,000	1,432,457
Series A 5.25% 8/1/27	3,000,000	3,369,509
Series A 5.50% 8/1/42	2,000,000	2,149,120
Series A-1 5.00% 8/1/43	1,060,000	1,105,453
Series B 5.75% 8/1/37	2,660,000	2,955,287
Series C 5.00% 8/1/40	2,500,000	2,671,325
Series C 5.25% 8/1/40	2,000,000	2,216,880
Series C 5.50% 8/1/40	1,960,000	2,121,112
(Un-Refunded) Series A 5.50% 8/1/28	1,385,000	1,574,676
Virgin Islands Public Finance Authority Revenue (Senior Lien-Matching Fund Loan Note)
Series A 5.00% 10/1/29	2,220,000	2,350,869
Series A 5.25% 10/1/20	500,000	531,545
Series A 5.25% 10/1/24	800,000	833,296
		36,562,742
State & Territory General Obligation Bonds – 3.59%
Puerto Rico Commonwealth Public Improvement
Series A 5.00% 7/1/41	750,000	752,625
Series A 5.75% 7/1/41	3,850,000	4,135,593
Series E 5.375% 7/1/30	600,000	631,680
		5,519,898
Transportation Revenue Bonds – 6.97%
Boise Airport Revenue (Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,216,610
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,222,930
Idaho Housing & Finance Association Grant Revenue (Anticipated Federal Highway Trust)
5.00% 7/15/24 (NATL-RE)	2,000,000	2,276,020
Series A 5.25% 7/15/20 (ASSURED GTY)	2,750,000	3,282,456
Series A 5.25% 7/15/25 (ASSURED GTY)	1,500,000	1,759,260

Puerto Rico Highway & Transportation Authority Revenue
Series K 5.00% 7/1/30	890,000	898,686
Un-Refunded Series W 5.50% 7/1/15	55,000	60,642
		10,716,604
Water & Sewer Revenue Bonds – 2.14%
Idaho Board Bank Authority Revenue Series C 5.375% 9/15/38	1,000,000	1,125,080
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Senior Lien Series A
5.125% 7/1/37	1,500,000	1,506,975
5.25% 7/1/42	265,000	266,948
6.00% 7/1/47	365,000	394,364
		3,293,367
Total Municipal Bonds (cost $140,446,154)		151,266,789

Short-Term Investment – 0.39%
¤Variable Rate Demand Note – 0.39%
Idaho State University Foundation Revenue (L.E. & Thelma Stephens Project)
(LOC-Wells Fargo Bank N.A.) 0.18% 5/1/21	600,000	600,000
Total Short-Term Investment (cost $600,000)		600,000

Total Value of Securities – 98.74%
(cost $141,046,154)		151,866,789
Receivables and Other Assets Net of Liabilities – 1.26%		1,935,419
Net Assets Applicable to 12,669,894 Shares Outstanding – 100.00%		$153,802,208

•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
§Pre-refunded Bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
^Zero coupon security. The rate shown is the yield at the time of purchase.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
¤Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The rate shown is the rate as of May 31, 2012.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
ASSURED GTY – Insured by Assured Guaranty Corporation
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation
SGI – Insured by Syncora Guarantee Inc.
VA – Veterans Administration Collateral

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware Tax-Free Idaho Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Short-term debt securities are valued using the evaluated mean. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$141,046,154
Aggregate unrealized appreciation	$10,821,020
Aggregate unrealized depreciation	(385)
Net unrealized appreciation	$10,820,635

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of May 31, 2012:

Level 2
Municipal Bonds	$151,266,789
Short-Term Investment	600,000
Total	$151,866,789

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Idaho. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 22.49% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free New York Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 97.90%
Corporate Revenue Bonds – 9.45%
Chautauqua County Industrial Development Agency Exempt Facilities Revenue
(NRG Dunkirk Power Project) 5.875% 4/1/42	$1,000,000	$1,102,770
Jefferson County Industrial Development Agency Solid Waste Disposal (International Paper)
Series A 5.20% 12/1/20 (AMT)	350,000	365,834
Nassau County Tobacco Settlement Revenue (Asset-Backed) Series A-3 5.125% 6/1/46	600,000	416,316
•New York City Industrial Development Agency Special Facilities Revenue
(American Airlines-JFK International Airport) 7.75% 8/1/31 (AMT)	250,000	257,298
New York Liberty Development Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	625,000	704,425
(Second Priority-Bank of America Tower)
5.625% 7/15/47	500,000	552,730
6.375% 7/15/49	1,265,000	1,426,097
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center) 5.25% 6/1/27 (AMT)	250,000	259,055
Suffolk Tobacco Asset Securitization Series B 5.25% 6/1/37	700,000	725,634
TSASC Revenue (Asset-Backed) Series 1
5.00% 6/1/34	500,000	381,480
5.125% 6/1/42	500,000	369,795
		6,561,434
Education Revenue Bonds – 20.43%
Albany Industrial Development Agency Civic Facilities Revenue (Brighter Choice Charter School)
Series A 5.00% 4/1/37	250,000	232,523
Buffalo & Erie County Industrial Land Development (Buffalo State College Foundation Housing)
6.00% 10/1/31	525,000	619,368
Dutchess County Industrial Development Agency (Marist College) Series A 5.00% 7/1/20	500,000	507,005
Hempstead Town Local Development Revenue (Molloy College Project)
5.75% 7/1/23	400,000	458,040
Madison County Capital Resource Revenue (Colgate University Project)
Series A 5.00% 7/1/28	400,000	464,040
Monroe County Industrial Development Revenue (Nazareth College Rochester Project)
5.25% 10/1/31	500,000	546,420
5.50% 10/1/41	500,000	547,910
New York City Trust for Cultural Resources (Whitney Museum of American Art)
5.00% 7/1/31	500,000	554,200
New York State Dormitory Authority Revenue
(Brooklyn Law School) 5.75% 7/1/33	340,000	388,188
(Columbia University) Series A 5.00% 7/1/23	500,000	524,750
(Cornell University) Series A
4.75% 7/1/29	100,000	113,445
5.00% 7/1/34	170,000	192,301
(Manhattan Marymount) 5.00% 7/1/24	350,000	377,661
(Mt. Sinai School of Medicine) 5.125% 7/1/39	500,000	543,540
(New York University) Series A 5.25% 7/1/34	500,000	591,165
(Rockefeller University) Series A
5.00% 7/1/27	250,000	290,865
5.00% 7/1/37	600,000	697,211
(Skidmore College) Series A 5.00% 7/1/21	325,000	391,823
(St. Joseph's College) 5.25% 7/1/25	500,000	539,080
(Teachers College) 5.50% 3/1/39	250,000	279,258
(University of Rochester)
Series A 5.125% 7/1/39	250,000	277,685
Series A-2 4.375% 7/1/20	250,000	273,923
(Yeshiva University) Series A 5.00% 11/1/40	1,000,000	1,090,499
Onondaga Civic Development Revenue (Le Moyne College Project) 5.20% 7/1/29	500,000	538,390
Onondaga County Trust for Cultural Research Revenue (Syracuse University Project)
Series B 5.00% 12/1/19	350,000	427,865
St. Lawrence County Industrial Development Agency Civic Facility Revenue (St. Lawrence University)
Series A 5.00% 10/1/16	500,000	574,550
Suffolk County Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project) 5.00% 3/1/26	600,000	619,056
Troy Industrial Development Authority Civic Facility Revenue (Rensselaer Polytechnic)
Series E 5.20% 4/1/37	500,000	546,585

Yonkers Economic Development Education Revenue (Charter School Educational Excellence)
Series A 6.25% 10/15/40	600,000	617,658
Yonkers Industrial Development Agency Civic Facility Revenue (Sarah Lawrence College Project)
Series A 6.00% 6/1/29	325,000	370,191
		14,195,195
Electric Revenue Bonds – 2.89%
Long Island Power Authority Electric System Revenue
Series A 5.75% 4/1/39	350,000	404,492
Series B 5.75% 4/1/33	250,000	294,463
New York Power Authority Series A 5.00% 11/15/38	500,000	571,829
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	190,000	197,716
Series ZZ 5.25% 7/1/26	500,000	541,710
		2,010,210
Healthcare Revenue Bonds – 15.05%
Albany Industrial Development Agency Civic Facility Revenue (St. Peter's Hospital Project)
Series A 5.25% 11/15/32	500,000	538,090
East Rochester Housing Authority Revenue (Senior Living-Woodland Village Project) 5.50% 8/1/33	500,000	477,700
Monroe County Industrial Development Insured Mortgage Revenue
(University Hospital of Rochester Project) 5.50% 8/15/40 (FHA)	585,000	665,291
New York City Health & Hospital Revenue (Health System) Series A 5.00% 2/15/30	500,000	558,295
New York Dormitory Authority Revenue
(Catholic Health Long Island Obligation Group) 5.00% 7/1/27	400,000	409,432
(Chapel Oaks) 5.45% 7/1/26 (LOC-Allied Irish Bank)	450,000	450,963
(Winthrop South Nassau Hospital) Series B 5.50% 7/1/23	500,000	510,150
New York Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
5.00% 7/1/41	180,000	202,833
Series 1 4.375% 7/1/34	600,000	645,198
Series 1 5.00% 7/1/23	600,000	732,546
Series 1 5.00% 7/1/35	225,000	240,516
Subordinate Series A2 5.00% 7/1/26	500,000	562,910
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	668,910
(North Shore Long Island Jewish Group) Series A
5.00% 5/1/41	500,000	538,535
5.50% 5/1/37	500,000	561,760
(Orange Regional Medical Center)
6.125% 12/1/29	540,000	587,396
6.25% 12/1/37	250,000	269,025
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28	1,000,000	1,124,520
(Peconic Landing Southold) 6.00% 12/1/40	650,000	708,890
		10,452,960
Housing Revenue Bonds – 1.12%
New York City Housing Development Multifamily Housing Revenue Series G-1 4.875% 11/1/39 (AMT)	250,000	255,668
New York Mortgage Agency Revenue 44th Series 4.35% 10/1/24 (AMT)	500,000	524,850
		780,518
Lease Revenue Bonds – 12.67%
Battery Park City Authority Revenue Series A 5.00% 11/1/26	250,000	264,595
Erie County Industrial Development Agency School Facility Revenue (Buffalo City School District)
Series A 5.25% 5/1/25	500,000	576,160
Hudson Yards Infrastructure Revenue Series A
5.00% 2/15/47	500,000	523,955
5.25% 2/15/47	600,000	663,234
5.75% 2/15/47	1,000,000	1,153,340
New York City Industrial Development Agency Special Airport Facility Revenue
(Airis JFK I Project) Series A 5.50% 7/1/28 (AMT)	500,000	482,750
New York Liberty Development (World Trade Center Project)
5.00% 11/15/31	500,000	560,995
5.00% 3/15/44	600,000	635,940
5.75% 11/15/51	1,055,000	1,215,750
Onondaga County Industrial Development Agency Revenue (Air Cargo)
7.25% 1/1/32 (AMT)	500,000	493,025
Puerto Rico Public Finance (Commonwealth Appropriation) Series B 5.50% 8/1/31	870,000	937,077
Tobacco Settlement Financing Authority Revenue (Asset-Backed) Series B-1C
5.50% 6/1/20	200,000	210,050
5.50% 6/1/21	500,000	525,125
United Nations Development Revenue Series A 5.00% 7/1/26	500,000	561,850
		8,803,846
Local General Obligation Bonds – 5.18%
New York City
Series C-1 5.00% 10/1/19	500,000	588,045
Series D 5.00% 11/1/34	125,000	134,715
Series D-1 5.00% 10/1/36	1,000,000	1,129,990
Series I-1 5.375% 4/1/36	500,000	572,025
New York State Dormitory Authority Revenue Non-State Supported Debt
(School Districts-Financing Program) Series A
5.00% 10/1/23	500,000	595,435
5.00% 10/1/25 (AGM)	500,000	576,695
		3,596,905

§Pre-Refunded Bonds – 1.10%
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series Y 5.50% 7/1/36-16	475,000	574,845
Puerto Rico Commonwealth Series B 5.25% 7/1/32-16	155,000	185,242
		760,087
Special Tax Revenue Bonds – 14.72%
Brooklyn Arena Local Development Revenue (Barclays Center Project)
6.25% 7/15/40	500,000	561,730
6.375% 7/15/43	500,000	564,710
6.50% 7/15/30	500,000	576,610
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	185,000	200,736
5.25% 1/1/36	240,000	267,012
Metropolitan Transportation Authority Revenue Series B 5.00% 11/15/34	500,000	558,390
New York City Industrial Development Agency (YMCA of Greater New York Project) 5.00% 8/1/36	1,000,000	1,042,459
New York City Transitional Finance Authority Revenue
(Building Aid Revenue) Series S-1A 5.25% 7/15/37	1,000,000	1,143,589
(Future Tax Secured)
Fiscal 2011 5.00% 2/1/26	250,000	296,368
Fiscal 2011 5.25% 2/1/29	500,000	594,305
Series B 5.00% 11/1/18	500,000	591,970
Series C 5.25% 11/1/25	500,000	607,625
New York City Trust for Cultural Resources Revenue (Museum Modern Art) Series A1 5.00% 4/1/31	250,000	278,865
New York Dormitory Authority State Personal Income Tax Revenue Series C 5.00% 3/15/34	500,000	571,540
New York Dormitory Authority State Supported Debt Revenue (Consolidated Services Contract)
5.00% 7/1/17 (AGM)	500,000	587,885
New York Sales Tax Asset Receivables Series A 5.25% 10/15/27 (AMBAC)	500,000	548,165
Puerto Rico Commonwealth Infrastructure Financing Authority Revenue Series B 5.00% 7/1/15	250,000	270,063
ΩPuerto Rico Sales Tax Financing Revenue First Subordinate
(Convertible Capital Appreciation) Series A 6.75% 8/1/32	185,000	190,086
Schenectady Metroplex Development Authority Revenue Series A 5.375% 12/15/21	500,000	511,280
Virgin Islands Public Finance Authority Revenue (Matching Fund Loan Note-Senior Lien)
Series A 5.00% 10/1/29	250,000	264,738
		10,228,126
State & Territory General Obligation Bonds – 5.93%
New York City Series E 5.00% 8/1/28	125,000	144,404
New York State Series A 5.00% 3/1/38	500,000	549,245
Puerto Rico Commonwealth Government Development Bank Refunding Remarketed
4.75% 12/1/15 (NATL-RE)	230,000	235,651
Puerto Rico Commonwealth Public Improvement Series A
5.00% 7/1/41	1,000,000	1,003,500
5.50% 7/1/19 (NATL-RE) (IBC)	520,000	588,739
5.50% 7/1/39	500,000	521,400
5.75% 7/1/41	1,000,000	1,074,180
		4,117,119
Transportation Revenue Bonds – 6.09%
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	256,554
Series A 5.00% 11/15/41	500,000	549,990
Series C 5.00% 11/15/32	500,000	564,955
Series C 5.00% 11/15/41	200,000	221,000
Series D 5.25% 11/15/27	500,000	580,020
Series F 5.00% 11/15/15	150,000	170,708
Port Authority New York & New Jersey
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	276,075
(JFK International Air Terminal)
6.00% 12/1/42	700,000	778,925
6.50% 12/1/28	550,000	593,747
Triborough Bridge & Tunnel Authority Revenue Series C 5.00% 11/15/24	200,000	239,540
		4,231,514
Water & Sewer Revenue Bonds – 3.27%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Series A 5.75% 6/15/40	200,000	241,728
Series BB 5.25% 6/15/44	500,000	571,525
Series FF 5.50% 6/15/40	250,000	288,448
Series HH 5.00% 6/15/32	500,000	577,155
New York State Environmental Facilities Revenue Clean Water & Drinking Revolving Funds
5.00% 6/15/30	500,000	592,785
		2,271,641
Total Municipal Bonds (cost $62,700,739)		68,009,555

Total Value of Securities – 97.90%
(cost $62,700,739)		68,009,555
Receivables and Other Assets Net of Liabilities – 2.10%		1,460,702
Net Assets Applicable to 6,046,492 Shares Outstanding – 100.00%		$69,470,257

•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
§Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in “Notes.”
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FHA – Federal Housing Administration
IBC – Insured Bond Certificate
LOC – Letter of Credit
NATL-RE – Insured by National Public Finance Guarantee Corporation

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Mutual Funds – Delaware Tax-Free New York Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Short-term debt securities are valued using the evaluated mean. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund's financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$62,700,739
Aggregate unrealized appreciation	$5,337,619
Aggregate unrealized depreciation	(28,803)
Net unrealized appreciation	$5,308,816

For federal income tax purposes, at August 31, 2011, capital loss carryforwards of $28,006 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire as follows: $14,929 expires in 2016, $8,253 expires in 2018, and $4,824 expires in 2019.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of May 31, 2012:

Level 2
Municipal Bonds	$68,009,555

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in New York. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, as applicable, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 3.65% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedules of investments.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: